SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 13, 2004

                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                    001-11906               22-2378738
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9. REGULATION FD DISCLOSURE


On February 2, 2004, the registrant issued a press release announcing the sale of its Branded Consumer Scale Business to Conair. The press release is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



Date:  February 13, 2004              By:  /s/  John P. Hopkins
                                         -----------------------------------
                                         John P. Hopkins
                                         Chief Financial Officer

                                  EXHIBIT INDEX


          EXHIBIT NO.      DESCRIPTION
          -----------      -----------

          Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated February 2, 2004.





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